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                                                                   EXHIBIT 10-41

                         MASTER DEVELOPMENT AGREEMENT

     Master Development Agreement, made as of this first day of July, 1999 (the "Effective Date"), by and between United Internet Technologies, Inc., a Delaware corporation with an address at 1990 Westwood Blvd., PH, Los Angeles, California 90025 ("United"), and National Broadcasting Company, Inc., a Delaware
        ------
corporation with an address at 3000 W. Alameda, Burbank, California 91523
("NBC").

1.   Definitions.
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     1.1  "Deliverables" means the software, Programmer Documentation (as
           ------------
defined below), modifications, documentation, and/or other deliverables to be produced by United and delivered to NBC pursuant to a Statement of Work under this Agreement.

     1.2  "Intellectual Property Right" means any patent, copyright, trademark,
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trade secret, trade dress, mask work, moral right, right of attribution or integrity or other intellectual property or proprietary right arising under the laws of any jurisdiction (including, without limitation, all claims and causes of action for infringement, misappropriation or violation thereof and all rights in any registrations and renewals).

     1.3  "Services" means the consultation, software programming and/or other
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services to be performed by United for NBC pursuant to a Statement of Work under this Agreement.

     1.4  "Statement of Work" means a document for ordering Services and/or
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Deliverables, each of which shall be incorporated herein and made a part of this
Agreement. Each Statement of Work shall include, without limitation, (a) a description of the Deliverables to be produced and/or the Services to be performed and the specifications applicable thereto, or if such specifications have not yet been developed or agreed upon, the mechanism and time frame under which such specifications will be finalized, (b) the schedule of delivery of such Deliverables and/or Services and the date of completion of United's performance under the Statement of Work, (c) a description of any pre-existing original software or other works of authorship which are owned by United and are agreed not to be included in Deliverables constituting works for hire of NBC and are required or contemplated to be used with the Deliverables (the "Licensed
                                                                    --------
Materials"), (d) the agreed fees and costs consistent with this Agreement for
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such Deliverables and/or Services, and (f) the schedule for payment of such fees and costs, (e) any support and maintenance terms or provisions varying from those set forth in this Agreement, and (f) any training to be provided by United. A form of Statement of Work is attached hereto as Exhibit A.

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2.   Ordering, Changes, Payment, and Taxes.
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     2.1  Ordering Procedure. NBC may obtain Deliverables and/or Services from
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United under this Agreement pursuant to a Statement of Work. The procedure for ordering Deliverables and/or Services shall generally be as follows: United will prepare a Statement of Work, or an amendment to a Statement of Work, as the case may be, for review by NBC. Upon mutual agreement of the parties, NBC will sign and return the Statement of Work to United. The provisions of this Agreement shall govern each Statement of Work. In the event of a conflict between the terms of this Agreement and any Statement of Work, this Agreement shall prevail.

     2.2  Timing. United shall provide the Deliverables and/or perform the
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Services specified in each Statement of Work in accordance with the delivery schedule specified in such Statement of Work.

     2.3. Fees for Services. The parties agree that Deliverables and/or Services
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may be provided on either a fixed price ("Fixed Price") or a time and materials
                                          -----------
("T&M") basis as specified in the applicable Statement of Work. The fees for any
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Deliverables and/or Services provided on a T&M basis will be mutually agreed between the parties. NBC shall not be charged for any overtime or travel charges pursuant to this Agreement or any Statement of Work.

     2.4. Incidental Expenses and Material. Except as specified in the
          --------------------------------
applicable Statement of Work, NBC shall reimburse United for actual and reasonable material(s) and out-of-pocket expenses incurred in conjunction with the provision of Deliverables and/or Services, provided that United shall not add any mark-up or fees to such expenses and shall comply with NBC's reasonable expense reimbursement policies.

     2.5. Invoicing and Payment. Except as specified in the applicable Statement
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of Work, United shall invoice NBC for all fees and charges accrued, and all reimbursable expenses incurred upon acceptance of the applicable Deliverables and/or Services in accordance with this Agreement, and NBC shall promptly pay the invoiced amount within 45 days after receipt of such invoice(s).

     2.6. Changes to Scope. Any material change(s) to the scope of work
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contemplated by a particular Statement of Work shall be made by a written amendment to such Statement of Work. The amendment shall be signed by an authorized representative of each party prior to implementation of the change(s).

3.   Acceptance. Deliverables shall be deemed accepted by NBC upon completion of
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the following acceptance test: (a) United shall make the Deliverable available to NBC for testing and notify NBC in writing or via email that the Deliverable is ready for acceptance (a "Ready For Testing Notice"); (b) upon receipt of such
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notice,

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NBC shall promptly perform functional testing of the Deliverable; (c) NBC shall within thirty (30) days either advise United that the Deliverable is accepted
(an "Acceptance Notice") or advise United as to the specific respects
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in which the Deliverable does not conform to the specifications set forth in the applicable Statement of Work or is otherwise not acceptable (a "Non-Compliance
                                                                --------------
Notice"); (d) upon receipt of a Non-Compliance Notice, United shall promptly
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correct the Deliverable so that it meets such specifications and is otherwise acceptable to NBC, and upon such correction, United shall provide another Ready For Testing Notice to NBC; and (e) upon receipt of such notice, NBC shall again perform the acceptance testing. The foregoing procedure shall be repeated until NBC accepts the Deliverable or the applicable Work Order is terminated.

4.   Term and Termination.
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     4.1  Term. The term of this Agreement (the "Term") shall commence on the
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Effective Date and expire one (1) year thereafter.

     4.2  Termination Without Cause. NBC may terminate this Agreement and/or any
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Statement of Work without penalty for any reason or no reason by providing
United with thirty (30) days prior written notice, whereupon NBC shall be liable only for fees and charges accrued through the date of termination.

     4.3  Termination for Breach. If either party is in material breach of a
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Statement of Work, the other party shall so notify the breaching party in writing, specifying the nature of the breach. The breaching party shall have thirty (30) days from receipt of such notice to correct the breach. If the breach is not cured within that time period, the other party may terminate the Statement of Work by providing the breaching party with written notice of termination.

     4.4  Other Termination. Either party may terminate this Agreement and each
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outstanding Statement of Work immediately upon the occurrence of any of the following events with respect to the other party: (a) a receiver is appointed for such party or its material assets; (b) such party becomes insolvent, generally unable to pay its debts as they become due, makes an assignment for the benefit of its creditors or seeks relief under any bankruptcy, insolvency or debtor's relief law; (c) if proceedings are commenced against the other party under any bankruptcy, insolvency or debtor's relief law, and such proceedings have not been vacated or set aside within 60 days from the date of commencement thereof; or (d) if such party is liquidated or dissolved or otherwise ceases to do business.

     4.5  Return of Confidential Information. Upon any termination of this
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Agreement, each party shall immediately return, or if so requested destroy, all
Confidential Information (as defined below) and other property belonging to the requesting party.

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     4.6  Effect of Termination. Termination of this Agreement and/or any
          ---------------------
Statement of Work shall not limit either party from pursuing any other remedies available to it, including injunctive relief.

5.   Ownership: Grant of License.
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     5.1  NBC Content. Any and all artwork, logos, graphics, audio, video, text,
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data, software, code, domain names and other materials supplied by NBC or its affiliates to United in connection with this Agreement, shall remain the sole and exclusive property of NBC or such affiliates, as the case may be (the "NBC
                                                                           ---
Content"). No rights shall be transferred from NBC to United with respect to any
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of the NBC Content or any Intellectual Property Rights therein.

     5.2  Deliverables. United agrees, and agrees to ensure that each of its
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employees, contractors and consultants assigned to perform services hereunder
(the "Personnel") agrees, that any and all (a) Deliverables, (b) other original
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works of authorship, including without limitation user documentation and other software which may be created, compiled or produced by United or any of the Personnel in the course of performing Services hereunder or producing Deliverables for NBC (together with the items described in subparagraph (a) above, "Works of Authorship"), and (c) copyrights and other proprietary rights
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and all foreign and domestic, registered and unregistered, copyrights, applications for registrations therefor and other Intellectual Property Rights related to any Works of Authorship ("Copyrights"), shall be deemed to be works
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made for hire for and the exclusive property of NBC. Except to the extent specifically agreed in the Statement of Work, to the extent that United has or obtains any right, title or interest in or to any Work of Authorship or Copyright, United hereby assigns and agrees to assign to NBC all of such right, title and interest therein and thereto, and to the extent that any of the Personnel has or obtains any right, title or interest in or to any Work of Authorship or Copyright, United shall cause such Personnel to assign to NBC all of such right, title and interest therein and thereto.

     5.3  Licensed Materials. United hereby grants to NBC a non-exclusive,
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worldwide, perpetual license to use, copy, distribute and otherwise exploit the
Licensed Materials. For any License Materials which United is obligated to provide source code under this Agreement, as may be modified by the applicable Statement of Work, the foregoing license shall include the right to modify and prepare derivative works based upon such License Materials. United shall retain title to the Licensed Materials.

     5.4  Programmer Documentation. Except as may be expressly set forth in the
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applicable Statement of Work, United shall deliver to NBC upon NBC's request and upon each delivery of any software, all programmer documentation and source code relating to such software

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including, without limitation, all specifications, flow charts, outlines, file definitions, source files, header files, programmer notes and commentary, and instructions on how to compile, decompile and link the code (collectively, "Programmer Documentation").
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     5.5  Further Assurances. United and the Personnel agree to sign, execute
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and acknowledge or cause to be signed, executed and acknowledged, any and all documents and to perform such acts as may be necessary, useful or convenient for the purpose of securing to NBC (or any affiliate specified by NBC) patent, copyright, trade secret or other proprietary protection throughout the world relating to all Works of Authorship and Copyrights. United hereby appoints NBC and its successors and assigns as United's attorney-in-fact, with full power of substitution, in the name and stead of United, for the benefit of NBC and its successors and assigns, to from time to time do any and all such acts and things which United is obligated to do under this Section. United declares that the appointment made and the powers granted hereby are coupled with an interest and are irrevocable.

6.   Representations, Warranties and Covenants.
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     6.1  Representations, Warranties and Covenants of United. United
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represents, warrants and covenants that (a) it has all necessary rights and authority to execute and deliver this Agreement and perform its obligations hereunder, (b) neither this Agreement nor its performance of its obligations hereunder will place United in breach of any other contract or obligation binding upon United, (c) the services provided hereunder will be performed in a professional manner in accordance with the highest standards then prevailing in the software development industry, (d) the Personnel will be appropriately knowledgeable, experienced and skilled, (e) the Deliverables developed hereunder will conform to the highest standards then prevailing in the software development industry, (f) United will pass through and assign to NBC, at United's sole cost and expense, all warranties provided by third party licensors of all code incorporated into or used to develop the Deliverables, (f) the Deliverables will be developed hereunder by United and the Personnel in a manner that will not violate any proprietary rights of an third party, including without limitation any third party confidential relationships or Intellectual Property Rights, and (g) the Deliverables shall not contain computer viruses or other contaminants or any codes or instructions that may be used to access, modify, delete or damage such Deliverables, any other software used as part of or with the Deliverables or any data files created by other computer programs used in connection with the Deliverables.

     6.2  Year 2000. United represents and warrants that any Deliverables
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provided by United hereunder, including, without limitation, each item of hardware, software, or firmware; any system, equipment, or products consisting of or containing one or

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more thereof; and any and all enhancements, upgrades, customizations, modifications, maintenance and the like shall be Year 2000 Compliant at the time of delivery and at all times thereafter and in all subsequent updates or revisions of any kind. For purposes of this Agreement, Year 2000 Compliant means that (a) the Deliverables accurately process, provide and/or receive date/time data (including without limitation calculating, comparing, and sequencing), within, from, into, and between centuries (including without limitation the twentieth and twenty-first centuries), including leap year calculations, and (b) neither the performance nor the functionality of the Deliverables will be affected by dates/times prior to, on, after, or spanning January 1, 2000. The design of said Deliverables to ensure compliance with the foregoing warranties and representations shall include, without limitation, date data century recognition, calculations that accommodate same century and multi-century formulae and date values, and date data interface values that reflect the century. In particular, but without limitation, (i) no value for current date/time will cause any error, interruption, or decreased performance in the operation of such Deliverables, (ii) all manipulations of date/time-related data (including, but not limited to, calculating, comparing, sequencing, processing, and outputting) will produce correct results for all valid dates/times, including when used in combination with other products, (iii) date elements in interfaces and data storage will specify the correct century to eliminate date ambiguity without human intervention, including leap year calculations, (iv) where any date element is represented without a century, the correct century will be unambiguous for all manipulations involving that element, (v) authorization codes, passwords, and zaps (purge functions) should function normally and in the same manner prior to, on, after and spanning January 1, 2000, including, without limitation, the manner in which they function with respect to expiration dates/times and CPU serial numbers. No obligation of United under this Agreement shall be excused by reason of the failure of the Deliverables, or any other person's products/services selected for use by United, to be Year 2000 Compliant, nor shall such occurrence(s) be deemed a force majeure event. In the event of breach of this Section, in addition to any other remedies NBC may have, whether pursuant to this Agreement, by law, equity or otherwise, NBC shall be entitled to repair or replacement of any non-Compliant item, at no cost to NBC, within ninety (90) days after notice of breach from NBC to United. In addition to United's obligations as set forth above, United shall indemnify and hold NBC harmless from and against any claims, costs, losses, damages, or expenses (including reasonable attorneys' fees) incurred by NBC arising out of or relating to any failure of the Deliverables to be Year 2000 Compliant; provided that such indemnity obligation shall not apply to claims, costs, losses, damages, or expenses (including reasonable attorneys' fees) that are proximately caused by factors outside United's control.

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     6.2. Third Party Licensors; Subcontractors. To the extent that (i) United
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provides NBC with any third party software, (ii) the Materials include any third party software, or (iii) United uses any subcontractors or consultants to perform any services for NBC, United has, or will have before any such subcontractor, consultant or third party software vendor is used, entered into binding agreements, of which NBC is an intended third party beneficiary, with such subcontractors, consultants and third party software vendors in effect to ensure that United has all requisite rights, power and authority to make the agreements and transfer the rights set forth in Sections 5 and 10 of this Agreement.

7.   Indemnity.
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     7.1  General. United shall indemnify and hold harmless NBC, its affiliates,
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and their respective officers, directors, members, employees and agents from and against any and all claims, actions, suits or proceedings, as well as any and all losses, liabilities, damages, costs and expenses (including reasonable attorneys fees) arising out of or accruing from (a) any misrepresentation or breach of United's representations and warranties set forth in this Agreement or any Statement of Work; and (b) any non-compliance by United with any covenants, agreements or undertakings of United contained in or made pursuant to this Agreement or any Statement of Work.

     7.2  Infringement.  United will indemnify and hold harmless NBC, its
          ------------
affiliates, and their respective officers, directors, members, employees and agents against all losses, liabilities, damages, costs and expenses (including reasonable attorneys fees) arising out of any actual claim, suit, action or proceeding alleging that any Deliverable, information, design, specification, instruction, software, data or other material furnished by United pursuant to this Agreement (the "Material") infringes any copyright, trademark, trade
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secret, trade dress, patent or other Intellectual Property Right of any third party. In the event that some or all of the Material is held by a court of competent jurisdiction to infringe, or if in the good faith judgment of NBC some or all of the Material is deemed to infringe, then United shall have the option, at its expense, to (a) modify the Material to be non-infringing, (b) obtain for NBC a license to continue using the Material; or (c) require return of the infringing Material and all rights thereto from NBC; provided, that United shall use its best efforts to implement (a) or (b). If United determines that it is unable to implement (a) or (b) and therefore implements (c), then NBC may, at its option, immediately terminate this Agreement and/or each applicable Statement of Work and United shall immediately refund all fees and expenses paid by NBC in connection with any affected Statement of Work.

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8.   Personnel.
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     8.1  General. Upon NBC's request, United and the applicable Personnel shall
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furnish NBC's project manager with periodic written reports relating to their provision of Services hereunder, which reports shall be at such intervals and in such form and shall cover such matters as NBC's project manager shall determine. United shall use all reasonable means to insure the continued employment by United of the Personnel then performing services hereunder; provided, that NBC may, in its sole and absolute discretion, require that any or all such Personnel be replaced due to unsatisfactory performance at any time. If (a) the employment of any Personnel performing services hereunder is terminated by United for any reason whatsoever, or (b) NBC requests that any Personnel be replaced pursuant to this Section, then United shall obtain personnel of experience at least equal to that of the Personnel affected by the occurrence of such event (the "Replacement Personnel"). United shall not withdraw any Personnel from any
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assignment with NBC without NBC's prior written consent. NBC shall not be obligated to make any payment on account of the services of any Replacement Personnel for the number of hours required to train the applicable Replacement Personnel so that such Replacement Personnel is able to perform the assigned work in a manner equal to the replaced Personnel at the particular stage the assigned work had reached when the personnel change occurred.

     8.2  Insurance. United shall maintain throughout the performance of its
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obligations under this Agreement a policy of Workers' Compensation and
Disability Insurance with a minimum limit of $1 million. United shall also provide NBC with a waiver of the insurers' subrogation rights with respect to losses paid under such coverage. Evidence of United's insurance shall be in the form of a certificate of insurance naming NBC as an additional insured and including a thirty (30) day advance written notice of change and/or cancellation of coverage. Prior to commencement of any services, United shall provide NBC with said certificates from its insurers indicating the amount of insurance coverage, the nature of such coverage and the expiration dates of each policy.

9.   Maintenance and Support. United guarantees that it will make available
     -----------------------
maintenance and support for the Deliverables for the 90 day period following the acceptance of each such Deliverable by NBC in accordance with the terms hereof. As part of such maintenance and support United shall timely respond and provide a solution to inquiries made by NBC during its normal business hours to find an correct any fault in the Deliverable or the failure of such Deliverable to perform in accordance with the specifications contained in the applicable Statement of Work.

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10.  Confidentiality.
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     10.1 General. During the Term, each party hereto (the "Disclosing Party")
          -------                                           ----------------
may disclose to the other party (the "Receiving Party") information in
                                      ---------------
connection with the performance of this Agreement, including without limitation technical data, trade secrets, plans for products or services, customer or supplier lists, marketing plans, software, source code for software, financial documents or data, and designs which it maintains, and which when provided hereunder, shall be designated in writing or otherwise reasonably identified (including orally) as confidential ("Confidential Information"). United and NBC
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shall use the Confidential Information of the other party solely to perform this
Agreement, and all Confidential Information shall remain the sole property of the Disclosing Party. The Receiving Party shall hold the Confidential
Information in strict confidence and shall not make any disclosure of the Confidential Information (including methods or concepts utilized in the Confidential Information) to anyone during the Term and for a period of two (2) years thereafter without the express written consent of the Disclosing Party, except to employees, consultants or agents to whom disclosure is necessary to the performance of this Agreement and who have executed a confidentiality agreement with the Receiving Party, or who have been advised of their obligation to maintain the confidentiality of the Confidential Information. Each of the parties shall use the same care as it uses to maintain the confidentiality of its most confidential information, which shall in no event be less than reasonable care. United and NBC acknowledge that the remedy at law for any breach or threatened breach of the provisions of this Section shall be inadequate, and that the non-breaching party, in addition to any other remedy available to it, shall be entitled to obtain injunctive relief without proof of irreparable injury and without posting bond.

     10.2 Exclusions. Notwithstanding the foregoing, the Receiving Party shall
          ----------
have no obligation under this Agreement with respect to any Confidential Information disclosed to it which: (a) the Receiving Party can demonstrate was already known to it at the time of its receipt hereunder; (b) is or becomes generally available to the public other than by means of the Receiving Party's breach of its obligations under this Agreement; (c) is independently obtained from a third party whose disclosure violates no duty of confidentiality; (d) is independently developed by or on behalf of the Receiving Party without use of or reliance on any Confidential Information furnished to it under this Agreement, and such independent development can be reasonably evidenced by the Receiving Party; or (e) is disclosed pursuant to applicable law or regulation or by operation of law, provided that the Receiving Party may disclose only such information as is legally required, and provided further that the Receiving Party shall provide reasonable notice to the Disclosing Party of such requirement and a reasonable opportunity to object to such disclosure.

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11.  Independent Contractor. United, in performing its obligations under this
     ----------------------
Agreement, is acting as an independent contractor and shall have exclusive control of the manner and means of performing such obligations. Each party shall be solely responsible for the supervision, daily direction and control of its employees and payment of their salaries (including withholding of appropriate payroll taxes), worker's compensation, disability, and other benefits. Nothing in this Agreement shall be construed as making either party the agent of the other party, as granting to the other party the right to enter into any contract on behalf of the other party, or as establishing a partnership, franchise or joint venture between the parties. NBC shall not be responsible for, and United shall indemnify and hold NBC harmless against, any cost, expense, liability, claim, damages, action or proceeding relating to any payroll related taxes for any person who performs any Services, produces any Deliverables, or provides maintenance, support or training to be performed, produced or provided by United hereunder or any claim arising out of or relating to the employment or application for employment of any such person.

12.  Onsite Security.  Each party agrees that its personnel shall comply with
     ---------------
reasonable security measures when on the other's premises.

13.  Compliance With Law. United shall comply with all applicable laws, codes,
     -------------------
ordinances, rules and regulations of the federal, state and local governments, and of any and all political subdivisions and regulatory authorities thereof. United shall obtain all necessary permits and licenses required in connection with the performance of services hereunder by United at its expense.

14.  Right To Audit. During and after the Term hereof, NBC or its accountants
     --------------
shall have the right at periodic intervals and during reasonable business hours on United's premises to examine and make copies of all books and records of United insofar as they relate to this Agreement.

15.  Press Releases. Except as provided in the applicable Statement of Work or
     --------------
to the extent required by applicable law or as otherwise specified herein, any use by one party of the other party's name, trademarks or service marks in any press releases, customer lists, marketing materials or other announcements concerning the matters covered by this Agreement, or for promotional, advertising or other purposes, shall require the other party's prior written approval.

16.  Miscellaneous.
     -------------

     16.1 Force Majeure. Neither party shall be deemed in default or otherwise
          -------------
liable for any delay in or failure of its performance under this Agreement or any Statement of Work by reason of any Act of God, fire, natural disaster, accident, riot, act of government,

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strike against a third party, shortage of materials or supplies, failure of transportation or communication or of suppliers of goods or services, or any other cause beyond the reasonable control of such party; provided, that during any period in which United invokes this Section, NBC shall not be obligated to make any payments to United.

     16.2 Governing Law; Entire Agreement.  This Agreement and all Statements of
          -------------------------------
Work executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. This Agreement and any Statements of Work executed pursuant hereto constitute the entire agreement between the parties with respect to the subject matter hereof, and supersede all previous or contemporaneous agreements, proposals, understandings and representations, written or oral, with respect to the terms and conditions hereof. Neither this Agreement nor any Statement of Work may be modified or amended except in a writing signed by a duly authorized representative of each party.

     16.3 Arbitration.  Except for the right of either party to apply to a court
          -----------
of competent jurisdiction for an injunction or other equitable relief or for the collection of an account stated, any controversy or claim arising out of or relating to this Agreement or its breach shall be settled by arbitration before a single arbitrator (or a panel of three arbitrators if the amount in issue exceeds $250,000) in New York County, State of New York, in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any Court of competent jurisdiction. As a condition to the parties' agreement to submit any such controversy or claim to arbitration, the parties agree that the arbitrator must be an expert in computer technology and/or computer law.

     16.4 Notices. All notices, including notices of address changes, required
          -------
or permitted to be given by either party under this Agreement shall be sent by registered or certified mail or by reputable overnight commercial delivery to the address specified herein by each party.

     16.5 Severability. In the event that any one or more of the provisions of
          ------------
this Agreement shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected, or if any one or more of the provisions contained herein shall be held to be excessively broad as to duration, activity or subject, such provision shall be construed by limiting and reducing such provisions so as to be enforceable to the maximum extent compatible with applicable law.

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     16.6 Waiver. The waiver by either party of any default or breach of this
          ------
Agreement shall not constitute a waiver of any other or subsequent default or breach.

     16.7 Assignment. Neither party may assign this Agreement or the rights and
          ----------
obligations accruing hereunder without the prior written consent of the other party, except that NBC may so assign (i) in connection with the sale of all or substantially all of its assets, (ii) to the surviving entity in any merger or consolidation, or (iii) to an affiliated company.

     16.8 Survival. The parties rights and obligations under Sections 4.5, 4.6,
          --------
5, 7, 8.2, 10, 11, 14 and 16 shall survive expiration or termination of this Agreement and/or any Statement of Work.

     16.9 Counterparts. This Agreement may be executed in separate counterparts,
          ------------
each of which shall be deemed an original (including fixed signatures), and all of which shall be deemed one and the same instrument.

     16.10 Headings. The headings in this Agreement are used for convenience of
           --------
reference deemed and shall not be deemed to modify or affect the interpretation of this Agreement.

IN WITNESS WHEREOF, the parties to this Agreement have caused it to be executed by their respective duly authorized officers or representatives as of the day and year first above written.

NATIONAL BROADCASTING                    UNITED INTERNET TECHNOLOGIES,
COMPANY, INC.                            INC.


 /s/ John D. Miller                      /s/ Brian Shuster
 ----------------------                  --------------------------
     Signature                               Signature


     John Miller                             Brian Shuster
-----------------------                  --------------------------
     Print Name                              Print Name


President, Advertising & Promotion           President
----------------------------------       --------------------------
     Title                                   Title

                                       12
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                            STATEMENT OF WORK NO. 1
                            -----------------------

This Statement of Work No. 1 consisting of two (2) pages is hereby incorporated into and made a part of the Master Development Agreement with an Effective Date of July 1, 1999, between National Broadcasting Company, Inc. and United Internet Technologies, Inc.

NBC Project Manager                         United Project Manager
Name: John Miller                           Name: Brian Shuster
Address: 3000 W. Alameda,                   Address: 1990 Westwood Blvd.,PH
         Room 208                                    Los Angeles, CA 90025
         Burbank, CA 91523                  Telephone: 310-441-0900
Telephone: 818-840-4804


Description of Work: Creation of a CD-ROM (the "CD-ROM") and accompanying
                                                ------
Internet website (the "Website") that will showcase NBC's 1999 fall schedule of
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television shows. The Website shall interface with the CD-ROM in a manner that will (a) allow the end user to view video clips and still photos of NBC's new fall television shows was as well as other text and graphics relating thereto, and (b) feature an interactive game/contest modeled after the game "Concentration" (the "Contest") which shall allow end users to compete and win
                      -------
prizes. United shall be responsible for mastering, reproducing and distributing 1,000,000 CD-ROM disks as described below.

Deliverables:

 .    CD-ROM master and source code

 .    All code, scripts and HTML for the web site, provided, however, that United shall not be required to provide NBC with any source code related to its previously existing proprietary technology except to the extent that such source code is required to create a fully operational CD-ROM and accompanying web site from the perspective of the end user of the products (the "Website Code").
           ------------

 .    Packaging for the CD-ROM

 .    250 copies of the fully packaged CD-ROM for NBC's internal purposes

 .    1,000,000 copies of the fully packaged CD-ROM for distribution as specified below

 .    Document certifying that 1,000,000 copies of the CD-ROM have been delivered as specified below

Schedule:

 .    CD-ROM and Website Code ready for testing will be completed by 7/14/1999.

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

 .    Packaging ready for review will be completed and delivered to NBC by
     8/2/1999.

 .    Final CD-ROM and Website Code will be completed, and integration between the two shall be functionally tested by 8/2/1999.

 .    Final packaging will be completed by 8/12/1999.

 .    The HTML and Video code portions of the Website Code shall be delivered to
     NBC in a format specified by NBC by 8/20/1999.

 .    The 1,000,000 fully packaged CD-ROM's shall be completed and ready for shipment by 8/16/1999.

 .    The 250 copies of the fully packaged CD-ROM for NBC's internal purposes shall be delivered by 8/16/1999.

 .    The Website, the CD-ROM and the integration thereof shall be functionally tested and debugged by 8/30/1999.

 .    The 1,000,000 fully packaged CD-ROM's shall be delivered as specified below by 9/7/1999, with time being of the essence.

Specifications:

 .    The Website shall be designed to work with Netscape Navigator 3.0 and above, Microsoft Internet Explorer 3.0 and above and AOL Version 3.0 and above, when used with one of the aforementioned browsers.

Licensed Materials: None

Fees (specify Fixed Price or T&M): Fixed price of $100,000, which shall be payable upon successful completion (i.e., newspaper delivery of 1,000,000 CD-ROM's to 1,000,000 homes as specified below. Fees payable by NBC to United are capped at $100,000.

Special Terms & Conditions:

 .    NBC shall provide United with all necessary show materials, video footage, pictures, graphics, etc. necessary to produce the CD-ROM and the Website. United shall digitize all video footage and pictures provided by NBC.

 .    NBC shall have final approval on all aspects of the Website as well as the
     CD-ROM and its packaging.

 .    The Website shall be hosted either at United or on an NBC-approved site
     (Snap, NBC.com, Xoom). If it is not hosted by United, United shall cooperate with NBC in order to ensure

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

     coordination with the hosting provider. If the Website is hosted by United, United will shut down the Website on 10/1/1999.

 .    United shall work with Webstakes (NBC's sweepstakes and contests provider)
     in order to integrate the Contest into the CD-ROM and the Website. Webstakes shall provide all contest rules and shall ensure compliance with all applicable laws relating to contests. NBC shall arrange for a contest host and associated stage and provide all prizes.

 .    United guarantees that the copies of the CD-ROM will be distributed to
     1,000,000 homes (targeted to demographics acceptable to NBC) through Valassis as a Free Standing Insert on the date specified above.

 .    NBC shall run at least one promotional on-air spot in markets where the CD-
     ROM's are distributed.

 .    United shall not include within the CD-ROM or the Website any advertising, sponsorships, logos or other commercial or promotional material of United or any third party without the prior written consent of NBC. The CD-ROM shall not include any end user software other than as described herein; provided that United shall arrange to have AT&T Worldnet internet software (which shall not to be promoted in any way) included on the CD-ROM.

 .    NBC shall be entitled to issue a press release regarding this project which shall mention United as the production entity for this project. After the issuance of such press release, United may mention its association with NBC on this project in its own press release, which shall be subject to NBC's prior approval, which approval shall not be unreasonably withheld.

 .    From the Effective Date of this Statement of Work through the date that is
     90 days after delivery of the CD-ROM is completed as specified herein, United shall not contract with another broadcast network for similar services. NBC shall have the option to enter into additional engagements during this exclusive period.

 .    Subject to NBC's approval regarding size and placement, the UIT logo, which will also identify UIT as the CD-ROM application producer, will appear on the poly bag, CD-ROM and CD-ROM packaging. In addition, subject to NBC's approval regarding size and placement, NBC will also place such UIT logo and text, which will be a hotlink to UIT's website, on the initial page of the area of the Website web site which can be reached via the CD-ROM.


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

The Effective Date of this Statement of Work is July 14, 1999.

NATIONAL BROADCASTING                   UNITED INTERNET TECHNOLOGIES,
COMPANY, INC.                           INC.


/s/ John D. Miller                       /s/ Brian Shuster
----------------------                  -------------------------
    Signature                                Signature


    John Miller                              Brian Shuster
-----------------------                 -------------------------
    Print Name                               Print Name


President, Advertising & Promotion           President
----------------------------------      -------------------------
     Title                                   Title

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